UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: July 31, 2015

Viggle Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01    Entry into a Material Definitive Agreement

On July 31, 2015, Viggle Inc. (the “Company”) entered into a Forbearance Agreement with AmossyKlein Family Holdings, LLLP ("AmossyKlein"), as representative of the former shareholders of Choose Digital Inc. (the “Stockholders”).  The Forbearance Agreement provides that the Company will make monthly installment payments to the Stockholders, beginning on July 31, 2015 and ending on January 29, 2016. Specifically, the Company agreed to pay $668,445.26 on July 31, 2015; $532,422.66 on August 31, 2015; $527,678.14 on September 30, 2015; $523,979.51 on October 31, 2015; $520,956.90 on November 30, 2015; $517,134.99 on December 31, 2015; and $1,754,128.10 on January 29, 2016. The Company agreed to deliver an affidavit of confession of judgment to be held in escrow by AmossyKlein’s counsel in the event the Company does not make such installment payments.

A copy of the Forbearance Agreement is attached as Exhibit 10.1 hereto.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed by the Company in a Form 8-K filed on June 12, 2015, Sillerman Investment Company IV, LLC., an affiliate of Robert F.X. Sillerman, our Executive Chairman and Chief Executive Officer of the Company, agreed to provide a Line of Credit to the Company of up to $10,000,000 (the “Line of Credit”).  On July 31, 2015, the Company borrowed an additional $1,000,000 under the Line of Credit. The terms of the Line of Credit are set forth in such Form 8-K and are hereby incorporated herein by reference.

Item 8.01.    Other Events.

On August 4, 2015, the Company’s Board of Directors (the “Board”) determined that it was in the best interest of the Company and its shareholders to designate an independent director to serve in a lead capacity.  The Board appointed Peter Horan as Lead Director, The Lead Director’s responsibilities shall include, but are not limited to: (i) reviewing Board meeting agendas to ensure that topics deemed important by the independent directors are included in Board discussions; (ii) calling meetings of the independent directors; (iii) serving as chairman of the executive sessions of the Board’s independent directors; (iv) serving as principal liaison between the independent directors and the Company’s Executive Chairman and/or Company management on sensitive issues; and (v) performing such other duties as the Board may determine.

In connection with the appointment of a Lead Director, the Company adopted a Lead Director Policy.  A copy of the Lead Director Policy is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Forbearance Agreement dated as of July 31, 2015 by and between Viggle Inc. and AmossyKlein Family Holdings, LLLP

99.1	Lead Director Policy dated as of August 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGGLE INC.

Date: August 6, 2015	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President